OTHER RECEIVABLES, NET (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Other Receivables Net
Deposit for business acquisitions	$ 12,345,111	$ 13,485,383
Deposit for set-up of research center	86,150	94,107
Others	4,762,413	3,062,247
Allowance for doubtful accounts	(12,489,219)	(13,665,255)
Total other receivables, net	$ 4,704,455	$ 2,976,482